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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 20, 2000


                                  SEPRACOR INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                            0-19410                       22-2536587
-------------------------------          ------------------------          -------------------
(State or other jurisdiction of          (Commission File Number)             (IRS Employer
         incorporation)                                                    Identification No.)


        111 Locke Drive
        Marlborough, MA                                                           01757
-------------------------------                                            -------------------
     (Address of principal                                                      (Zip Code)
       executive offices)


       Registrant's telephone number, including area code: (508) 481-6700


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On January 20, 2000, Sepracor Inc., a Delaware corporation (the "Company") announced that its Board of Directors had approved a two-for-one stock split of its outstanding shares of its Common Stock to be effected in the form of a 100% stock dividend. The dividend will be distributed on February 25, 2000 to Company stockholders of record as of the close of business on February 1, 2000. The Company's press release announcing this stock split is filed as
Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.


EXHIBIT NO.                DESCRIPTION

99.1 Press release dated January 20, 2000 announcing the approval by the Company's Board of Directors of a two-for-one stock split to be effected in the form of a 100% stock dividend.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 26, 2000                 SEPRACOR INC.
                                        (Registrant)

                                        By:  /s/ ROBERT F. SCUMACI
                                             ----------------------------------
                                             Robert F. Scumaci
                                             Senior Vice President, Finance and
                                             Administration


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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION

99.1 Press release dated January 20, 2000 announcing the approval by the Company's Board of Directors of a two-for-one stock split to be effected in the from of a 100% stock dividend.